UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 18, 2018
 Date of Report (Date of earliest event reported)

AptarGroup, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11846 (Commission File Number)	36-3853103 (IRS Employer Identification No.)

475 West Terra Cotta Avenue, Suite E, Crystal Lake, Illinois 60014
 (Address of principal executive offices)

Registrant’s telephone number, including area code: 815-477-0424.

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Retirement of Director

On January 18, 2018, King Harris, who serves as the Chairman of the Board of Directors (the “Board”) of AptarGroup, Inc. (the “Company”), announced that he will be retiring from the Board effective at the Company’s Annual Meeting of Stockholders on May 2, 2018. The Board has elected current director George Fotiades to replace Mr. Harris as Chairman upon his retirement.

(d)   Election of New Directors

Also on January 18, 2018, the Board appointed Craig Owens and Jesse Wu as directors, effective February 1, 2018.  Mr. Owens will serve as a director for a term expiring at the Company’s 2020 Annual Meeting and will also serve on the Company’s Audit Committee.  Mr. Wu will serve as a director for a term expiring at the Company’s 2018 Annual Meeting and will also serve on the Company’s Compensation and Management Development Committee.  The Board has determined that each of Messrs. Owens and Wu is an “independent director” under New York Stock Exchange rules and that Mr. Owens is an “audit committee financial expert” as defined by the Securities and Exchange Commission (the “SEC”).

Mr. Owens, 63, is the former Chief Financial Officer and Administrative Officer of Campbell Soup Company. In addition, he was the Chairman of the company’s Operating Committee.

Mr. Wu, 61, advises private equity firms and previously held senior leadership roles at Johnson & Johnson including Chairman of Johnson & Johnson China and Worldwide Chairman of the company’s Consumer Healthcare Division.

Messrs. Owens’ and Wu’s compensation for service on the Board and its committees will be consistent with that of other non-employee directors of the Company, as described in the Company’s definitive proxy statement with respect to its 2017 Annual Meeting filed with the SEC on March 22, 2017.  There are no other arrangements or understandings between either Messrs. Owens or Wu and any other person pursuant to which they were appointed as directors, and Messrs. Owens and Wu are not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AptarGroup, Inc.

Date: January 19, 2018	By:	/s/ Robert W. Kuhn
Robert W. Kuhn
Executive Vice President,
Chief Financial Officer and Secretary